EX 26 (g) vi.

SWISS RE LIFE & HEALTH AMERICA INC.

AUTO AND FACULTATIVE YRT (Strategic Edge GUL/GVUL) AGREEMENT

4/1/2005	Original Agreement

4/1/2005	Amendment – Special Cases Quota Share Percentages

4/1/2006	Amendment –

9/1/2006	Amendment – New Contestable Claims Procedure

2/9/2007	Amendment – New Underwriting Guidelines, Schedule F (including General and Lehman guidelines) and Enrollment Form

4/1/2007	Amendment –

1/1/2008	Amendment –

2/1/2008	Amendment – Rate Adjustment

4/1/2008	Amendment –

7/1/2008	Amendment

1/1/2009	Amendment –

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, and/or

MML BAY STATE LIFE INSURANCE COMPANY, and/or

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”, sometimes known as the “Reinsured”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

Or its current subsidiaries/affiliates

(hereinafter referred to as the “Reinsurer”)

Effective January 1, 2009, the Amendment effective date, the 1980 CSO valuation basis is being replaced by the 2001 CSO valuation basis. In future years, there could be another new valuation basis. This blanket amendment is for all treaties both terminated and non-terminated since any reinsured 1980 CSO product could be impacted.

If a product converts from a 1980 CSO valuation basis to a 2001 CSO or later valuation basis, the original conversion reinsurance premium rates continue to apply but the reserve credits will be based on the new valuation basis and the prevailing statutory interest rates.

All other conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 2/8/08
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 2/8/08
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 2/8/08
Peter G. Ferris
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By: /s/ Kenneth Thieme	Date: 11-24-08

Print name: Kenneth Thieme

Title: Vice President

SWISS RE LIFE & HEALTH AMERICA INC.

By: /s/ Drew Tindall	Date: 11/25/08

Print name: Drew Tindall

Title VP

AMENDMENT to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter the “Reinsurer”)

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Original Treaty Effective Date: April 1, 2005

For new issues on or after July 1, 2008, the Amendment effective date, the Ceding Company has increased it’s retention for the bolded coverages as stated in the attached table Exhibit I: Reinsurer’s Assigned Pool Percentages. These percentages are applied for the policy periods noted in Exhibit I: Reinsurer’s Assigned Pool Percentages only.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 10/13/08
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 10/13/08
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 10/13/08
Peter G. Ferris
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By s/ Kenneth Thieme	Date: 11-24-08

Print name: Kenneth Thieme

Title: VP

SWISS RE LIFE & HEALTH AMERICA INC.

By: /s/ Ed Wright

Print name: Ed Wright	Date: 10/8/08

Title: VP

EXHIBIT I: Reinsurer’s                              Assigned Pool Percentages

Swiss Re Life & Health America Inc.

                         BUSINESS ONLY

All Business 4/1/05 and later

Group/ Location	Policy Period:	Ceding Company Retention Percentage Ages 0-65 ; Ages 66+	Reinsurer Percentage NAR At this/each location	Cession Code

%

%

%

%

%

%

%

%

%

Other group coverages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments.

Other                      new business percentages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments.

AMENDMENT to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter the “Reinsurer”)

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Original Treaty Effective Date: April 1, 2005

Effective April 1, 2008, the Reinsurer is hereby assigned new quota share percentages for coverages in Exhibit I: Reinsurer’s                  Assigned Quota Share Percentages. These percentages are applied for the policy periods noted in Exhibit I: Reinsurer’s                      Assigned Quota Share Percentages only. The Reinsurer’s quota share percentages are a function of the Reinsurer’s available coverages and reinsurance limits noted in Schedule A: Accepted Coverages, and Schedule B: Reinsurance Limits under the above-referenced Agreement. Each year, as the quota share percentages are adjusted to meet certain maximum limits set by reinsurer and location, the Reinsurer’s quota share percentages may change and the percentages for the current policy period will be applied to inforce as well as new business. Other group coverages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments. The Ceding Company’s retention may also fluctuate by group or location due to available reinsurance coverage.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 10/13/08
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris
	Peter G. Ferris	Date: 10/13/08
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 10/13/08
Peter G. Ferris
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

	By: /s/ Kenneth Thieme	Date: 10-9-08

Print name: Kenneth Thieme

Title: VP

SWISS RE LIFE & HEALTH AMERICA INC.

	By: /s/ Ed Wright	Date: 10/9/08

Print name: Ed Wright

Title: VP

EXHIBIT I: Reinsurer’s                              Assigned Pool Percentages

Swiss Re Life & Health America Inc.

BUSINESS ONLY All Business 4/1/05 and later	Policy Period: April 1, 2008 through March 31, 2009
Group/ Location	Ceding Company Retention Percentage Ages ; Ages	Reinsurer Percentage NAR At this/each location	Cession Code

%

%

%

%

%

Other group coverages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments.

Other                      new business percentages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments.

AMENDMENT to the

AUTOMATIC YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

C.M. LIFE INSURANCE COMPANY, and

MML BAY STATE LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter referred to as the “Reinsurer”)

Original Treaty Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Effective February 1, 2008, Schedule D and Base Rate Table of The Agreement is hereby revised by the attached “Schedule D: Reinsurance Premium Rates Revised February 1, 2008” and “Base Rate Tables Revised February 1, 2008”.                                                      . Rate changes apply to both inforce policies as well as new business and are prospective only.

All other conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged. IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 8/7/08
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 8/7/08
Peter G. Ferris
Second Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By/s/ Peter G. Ferris	Date: 8/7/08
Peter G. Ferris
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By: /s/ Kenneth Thieme	Date: 8-1-08

Print name: Kenneth Thieme

Title: VP

SWISS RE LIFE & HEALTH AMERICA INC.

By: /s/ Drew Tindall	Date: 8/1/08

Print name: Drew Tindall

Title VP

SCHEDULE D: REINSURANCE PREMIUM RATES

REVISED FEBRUARY 1, 2008

Premiums for Standard Risks (Currency – U.S. Dollars)

The premium rates                                                                :

Nonsmoker	%
Smoker	%
Unismoker	%

The premium                                                                                  .

Policy Fees: No policy fees shall be paid under this Agreement.

Base Rate Table: Revised February 1, 2008

(Note: The Base Rate Table remains unchanged)

Base Rate Table: the following table will

rates.

For for
.

Base Rate Table	Monthly Rate Per $ of Amount at Risk

	Male		Female
Attained	Non-	Male	Non-	Female
Age	Smoker	Smoker	Smoker	Smoker

Calculation of New Rates to become effective on February 1, 2008

New rates are calculated as follows.

1. Make Unisex, Smoker-distinct Base Rate Tables	2. Make Unisex, Unismoke Base Rate Table	3. Determine New Pay Percentages
a. Select rates:

Old Pay%		New Pay %

	%	%	~	%

	%	%	~	%

	%	%	~	%

Attained            UnisexUnisex                         Attained            Unisex

Age            Non Smoker            Smoker                         Age            Unismoke

Rate Tables: Revised February 1, 2008

Composite Rate Table: the following table was created by multiplying the appropriate pay percentages listed in Schedule D by the rates in the Base Rate Table.

For Unismoke and Unisex rates, the rates in the Base Rate Table have been                     % /         % for

Nonsmoker / Smoker and             % /             % for

Male / Female.

Composite Rate Table: Strategic Edge GUL

Admin Code
Pay %	%	%	%

Rate Name	Select	Select	Select
	Nonsmoker	Smoker	Unismoke
Age

AMENDMENT to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter the “Reinsurer”)

Original Treaty Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Effective January 1, 2008, the amendment effective date, the Ceding Company’s retention for                      coverages will be as stated in the attached table Exhibit I: Reinsurer’s Assigned Pool Percentages.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: Sept 23, 08
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: Sept 23, 08
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: Sept 23, 08
Peter G. Ferris
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By: /s/ Kenneth Thieme	Date: 9-18-08

Print name: Kenneth Thieme

Title: VP

SWISS RE LIFE & HEALTH AMERICA INC.

By: /s/ Drew Tindall

Print name: Drew Tindall

Title VP

EXHIBIT I: Reinsurer’s Assigned Pool Percentages

Swiss Re Life & Health America Inc.

SPECIFIC GROUP POLICIES
Group/Location	Certificate Issue Dates	Reinsurer Percentage Effective Date	Ceding Company Retention Percentage	Reinsurer Percentage NAR at this/each location	Cession Code
			%	%
			%	%
			%	%
			%	%
			%	%
			%	%
			%	%
			%	%
			%	%
			%	%
			%	%

AMENDMENT to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter the “Reinsurer”)

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Original Treaty Effective Date: April 1, 2005

This Amendment is effective beginning April 1, 2007.

The Reinsurer is hereby assigned quota share percentages for coverages stated in Exhibit I: Reinsurer’s                      Assigned Quota Share Percentages. These percentages are applied for the policy period noted in Exhibit I: Reinsurer’s                      Assigned Quota Share Percentages only. The Reinsurer’s quota share percentages are a function of the Reinsurer’s available coverages and reinsurance limits noted in Schedule A: Accepted Coverages, and Schedule B: Reinsurance Limits under the above-referenced Agreement. Each year, as the quota share percentages are adjusted to meet certain maximum limits set by reinsurer and location, the Reinsurer’s quota share percentages may change and the percentages for the current policy period will be applied to inforce as well as new business. Other group coverages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments. The Ceding Company’s retention may also fluctuate by group or location due to available reinsurance coverage.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 11/21/07
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 11/21/07
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By/s/ Peter G. Ferris		Date: 11/21/07
Peter G. Ferris
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kenneth Thieme	Date: 11-7-07

Print name: Kenneth Thieme

Title: VP

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Brian K. Carteaux

Print name: Brian K. Carteaux

Title VP

EXHIBIT I: Reinsurer’s                      Assigned Pool Percentages

Swiss Re Life & Health America Inc.

BUSINESS ONLY	Policy Period: April 1, 2007 through March 31, 2008
Group/Location	Ceding Company Retention Percentage Ages 0-65 ; Ages 66+	Reinsurer Percentage NAR At this/each location	Cession Code

%

%

%

%

%

Other group coverages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments.

Other                                      new business percentages previously added to this Agreement but not mentioned herein continue unchanged from prior amendments.

AMENDMENT to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM (YRT)

AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter the “Reinsurer”)

Coverage: Strategic Edge GUL with or without the variable rider (GVUL)

Original Treaty Effective Date: April 1, 2005

Effective February 9, 2007, the Amendment effective date, the following underwriting guidelines will be applied to the above-referenced Agreement for applicable business as stated in the attached guidelines:

-	General GVUL underwriting guidelines (29 pages), (Schedule F in the Agreement)
-	underwriting guidelines (4 pages), (also Schedule F in the Agreement)
-	Enrollment form (1 page)

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged. IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 2/2/07
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 2/2/07
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 2/2/07
Peter G. Ferris
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By: /s/ Jeffrey S. Rosenberg	Date: 2/2/07

Print name: Jeffrey S. Rosenberg

Title: SVP

SWISS RE LIFE & HEALTH AMERICA INC.

By: /s/ Kenneth Thieme

Print name: Kenneth Thieme

Title: VP

Underwriting Requirements pages 1-4

Case Underwriting Procedures 1-29.

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, and/or

MML BAY STATE LIFE INSURANCE COMPANY, and/or

CM LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company,” sometimes known as the “Reinsured”)

and

SWISS RE LIFE & HEALTH AMERICA INC.,

Or its current subsidiaries/affiliates

(hereinafter referred to as the “Reinsurer”)

Effective September 1, 2006, the Amendment effective date, the Ceding Company and the Reinsurer hereby amend all of the reinsurance agreements (including the agreements which are already terminated to new business) so that the process of reviewing all new contestable claims received on or after this date between the Ceding Company and the Reinsurer shall be as follows, and shall replace only such contestable claims terms/procedures in each Agreement that conflict(s) with the contestable claims terms/procedures below. There shall no longer be a Lead Contestable Claim Reinsurer in any agreement, that function is replaced by the procedure below.

Amended Contestable Claims Procedure

The Ceding Company shall send to the Reinsurer all of the contestable claims documentation as required in the underlying Agreement, by any of the following means: facsimile, secure email, express mail, or any other means agreed upon by both parties. If the Ceding Company sends the documentation via secure email, it shall submit said information for each claim directly to the Reinsurer via a “list of claims personnel”1 that is provided by the Reinsurer. The Reinsurer has complete responsibility for the Reinsurer’s review of each claim and must make a concerted effort to communicate its comments for each claim in writing (email is acceptable) to the Ceding Company within five (5) business days from the day in which the Reinsurer received the final documentation. If the Reinsurer does not communicate its decision in writing (email is acceptable) to the Ceding Company regarding whether to contest or pay the claim during the stated time period, the Ceding Company shall proceed to settle, contest or deny the claim as allowed in the underlying Agreement without requiring further input from the Reinsurer. The Ceding Company may take into consideration any other reinsurer’s recommendations regarding the claim that was communicated to the Ceding Company within the timeframe specified, but in any case only the Ceding Company will determine the proper action on the claim and the decision, which will be made exclusively by the Ceding Company, shall be binding on the Reinsurer and all other reinsurers affected by the claim.

The Reinsurer shall share in the claim expenses of any contest or compromise of a claim in the same proportion that the net amount at risk reinsured with the Reinsurer bears to the total net amount at risk of the Ceding Company under all policies on that life being contested or compromised by the Ceding Company and shall share in the total amount of any reduction in liability in the same proportion. For example, litigation expenses related to the contestable claim are considered claim expenses. Routine expenses incurred in the normal settlement of uncontested claims, compensation of salaried officers and employees of the Ceding Company shall not be considered claim expenses.

Alternatively, the Reinsurer may decline to be a party to the contest, compromise, or litigation involved on a claim, in which case it shall pay the full amount of its share of the claim to the Ceding Company. The Reinsurer must convey this decision in writing (email is acceptable) within the time period specified above. In such case, the Reinsurer shall not share in any claim expenses involved in such contest, compromise or litigation, or in any reduction in claim amount resulting therefrom.

1                                                                                                                                                           .

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged. IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: Nov 21, 06
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: Nov 21, 06
Peter G. Ferris
Second Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris
	Peter G. Ferris	Date: Nov 21, 06
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By/s/ Jeffrey S. Rosenberg		Date: 11/6/06

Print name: Jeffrey S. Rosenberg

Title: Vice President

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kevin C. Glasgow	Date: 11-7-06

Print name: Kevin C. Glasgow

Title: Vice President

AMENDMENT to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter the “Reinsurer”)

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Effective: April 1, 2005

Effective April 1, 2006, the Amendment effective date, the Reinsurer is hereby assigned quota share percentages for all coverages as stated in the attached table Exhibit I: Reinsurer’s Assigned Pool Percentages. These percentages are applied for the policy periods noted in Exhibit I: Reinsurer’s Assigned Pool Percentages only. The Reinsurer’s quota share percentages are a function of the Reinsurer’s available coverages and reinsurance limits noted in Schedule A: Accepted Coverages, and Schedule B: Reinsurance Limits under the above-referenced Agreement. Each year, as the quota share percentages are adjusted to meet certain maximum limits set by reinsurer and location, the Reinsurer’s quota share percentages may change and the percentages for the current policy period will be applied to inforce as well as new business. Future policy periods not covered in this Amendment may utilize different Reinsurer percentages, which are subject to change.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: Nov 21, 2006
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: Nov 21, 2006
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: Nov 21, 2006
Peter G. Ferris
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Jeffrey S. Rosenberg	Date: 11/6/06

Print name: Jeffrey S. Rosenberg

Title: Vice President

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kenneth Thieme

Print name: Kenneth Thieme

Title: Vice President

EXHIBIT I: Reinsurer’s Assigned Pool Percentages

Swiss Re Life & Health America Inc.

BUSINESS ONLY	Policy Period: April 1, 2005 through March 31, 2006		Policy Period: April 1, 2006 through March 31, 2007
Group/Location	Ceding Company Retention Percentage Ages 0-65 ; Ages 66+	Reinsurer Percentage NAR At this/each location	Ceding Company Retention Percentage Ages 0-65 ; Ages 66+	Reinsurer Percentage NAR At this/each location	Cession Code

%

%

%

%

%
Beginning April 1, 2005

%

%

AMENDMENT to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter the “Reinsurer”)

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Effective: April 1, 2005

The Reinsurer is hereby assigned quota share percentages for all coverages as stated in the attached table Exhibit I: Reinsurer’s Assigned Pool Percentages. These percentages are applied beginning on the Certificate Issue Date for each group shown in Exhibit I: Reinsurer’s Assigned Pool Percentages and shall continue to be applied until certain maximum limits set by each reinsurer and location are reached, at which time the quota share percentages for the Reinsurer may be changed (for inforce as well as new business) and another amendment would then be required. The Reinsurer’s quota share percentages are a function of the Reinsurer’s available coverages and reinsurance limits noted in Schedule A: Accepted Coverages, and Schedule B: Reinsurance Limits under the above-referenced Agreement.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: Nov 21, 2006
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: Nov 21, 2006
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: Nov 21, 2006
Peter G. Ferris
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Jeffrey S. Rosenberg	Date: 11/6/06

Print name: Jeffrey S. Rosenberg

Title: Vice President

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kenneth Thieme

Print name: Kenneth Thieme

Title: VP

EXHIBIT I: Reinsurer’s Assigned Pool Percentages

Swiss Re Life & Health America Inc.

SPECIFIC GROUP POLICIES
Group/Location	Certificate Issue Date	Reinsurer Percentage Effective Date	Ceding Company Retention Percentage	Reinsurer Percentage NAR at this/each location	Cession Code
			%	%
			%	%
			%	%
			%	%
			%	%
			%	%
			%	%
			%	%
			%	%
			%	%

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

Between

MML BAY STATE LIFE INSURANCE COMPANY,

C.M. LIFE INSURANCE COMPANY, and

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(hereinafter called the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter called the “Reinsurer”)

Effective Date: April 1, 2005

COVERAGE: Strategic Edge Group Universal Life (GUL) with or without the variable rider (GVUL)

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

Effective Date: April 1, 2005

Ceding Company:	MML Bay State Life Insurance Company

C.M. Life Insurance Company

Massachusetts Mutual Life Insurance Company

Reinsurer:	Swiss Re Life & Health America Inc.

Accepted Coverages:	Life insurance on policies written by the Ceding Company on the plans cited in Schedule A – Accepted Coverages.

Effective Date:	April 1, 2005

This Agreement represents the entire contract between the Ceding Company and the Reinsurer and supersedes, with respect to its subject, any prior oral or written agreements.

Commencing on the Effective Date, the Reinsurer shall provide reinsurance coverage to the Ceding Company subject to the provisions of this Agreement on the basis stated hereinafter in the attached Articles and Schedules. These Articles and Schedules, or parts thereof may be changed or modified upon written agreement between the Ceding Company and the Reinsurer.

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

Effective Date: April 1, 2005

IN WITNESS WHEREOF, the parties hereto execute this Agreement in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ John Valencia	Date: 10/6/05
John Valencia
Assistant Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date: 10/6/05
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Date: 10/6/05
Ed Jalowski
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Date: 10/6/05
Ed Jalowski
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Jeffrey S. Rosenberg	Date: 10/6/05
Print name: Jeffrey S. Rosenberg
Title: SVP

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kenneth Thieme	Date: 9-21-05
Print name: Kenneth Thieme
Title: Vice President

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

Effective Date: April 1, 2005

Table of Contents

Article	Title	Page

I	Automatic Reinsurance	5
II	Provision for Facultative Reinsurance	6
III	Basis of Reinsurance	7
IV	Reinsurance Premiums, Payments & Reports	7
V	Expenses	9
VI	Premium Tax Reimbursement	9
VII	Experience Refunds	9
VIII	Policy Changes	9
IX	Reductions	11
X	Retention Increases & Recapture	12
XI	Claims	14
XII	Inspection of Records	15
XIII	Errors and Omissions	15
XIV	Insolvency	16
XV	Waivers and Amendments	17
XVI	DAC Tax Election	17
XVII	Severability	17
XVIII	Termination of Agreement	18
XIX	Gramm-Leach Bliley Privacy Requirements	18
XX	Disclosure of Material Changes	19
XXI	Notice	20
XXII	Arbitration	21
XXIII	Governing Law	21
XXIV	Headings	21
XXV	Parties to Agreement	21
XXVI	Agreement	22
XXVII	Confidentiality	22

ARTICLE I: AUTOMATIC REINSURANCE

A.

The Ceding Company shall automatically cede to the Reinsurer reinsurance of that portion of individual life policies and supplemental benefits as specified in SCHEDULE A: ACCEPTED COVERAGES, and SCHEDULE B: REINSURANCE LIMITS, and the Reinsurer shall automatically accept such reinsurance that meets the following requirements:

	1.	The Ceding Company has retained the Percentage of Participation listed in SCHEDULE B: REINSURANCE LIMITS up to the maximum limit of retention stated therein.

	2.	The total amount does not exceed the automatic binding limits shown in SCHEDULE B: REINSURANCE LIMITS.

	3.	The amount per issue does not exceed the Issue Limit shown in SCHEDULE B: REINSURANCE LIMITS.

	4.	If the certificates are listed on a guaranteed issue basis they must meet the parameters listed in SCHEDULE F: UNDERWRITING GUIDELINES.

	5.	The plans and riders which are listed in SCHEDULE A: ACCEPTED COVERAGES.

	6.	The risk is a resident of the United States, Canada, Puerto Rico or Guam, or qualifies under the Guaranteed Issue Guidelines listed in SCHEDULE F: UNDERWRITING GUIDELINES.

	7.	The risk shall not have been submitted on a facultative basis by the Ceding Company to the Reinsurer or other reinsurers within the last three (3) years.

8.

MassMutual’s current underwriting guidelines at time of issue were used. Note that variations from the underwriting on new lives are possible. Variations of significance will be approved by RGA, the Lead Underwriting Reinsurer. Insurance increases on old lives reflect underwriting previously approved by the Lead Underwriting Reinsurer.

B.

The liability of the Reinsurer for automatically ceded reinsurance shall commence simultaneously with that of the Ceding Company, subject to the provisions of Paragraph C of this Article. The liability of the Reinsurer for reinsurance ceded automatically shall terminate simultaneously with that of the Ceding Company’s liability or as specified in accordance with the provisions of ARTICLE IV- PREMIUMS, PAYMENTS AND REPORTS, or ARTICLE X: INCREASE IN RETENTION.

C.

The Ceding Company represents that it is, and shall use its best efforts to remain in compliance with all laws, regulations, judicial and administrative orders applicable to the policies, including, but not limited to, sanctions administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), as such sanctions may be amended from time to time, and the maintenance of an effective anti-money laundering policy (collectively “Laws”). Neither the

ARTICLE I: AUTOMATIC REINSURANCE LIMITS

(Continued)

Ceding Company nor the Reinsurer shall be required to take any action under this Agreement that would result in it being in violation of said Laws, including making any payments in violation of the Law. Should either party discover a reinsurance payment has been made in violation of the Law, it shall notify the other party and the parties shall cooperate in order to take all necessary corrective actions.

ARTICLE II: PROVISION FOR FACULTATIVE REINSURANCE

A.    The excess of individual life insurance issued on the Ceding Company’s policy forms specified in SCHEDULE A: ACCEPTED COVERAGES may be submitted to the Reinsurer on a facultative basis.

B.     A facultative application shall be made that is in substantial accord with SCHEDULE G: FACULTATIVE SUBMISSION FORM, and shall be accompanied by copies of all the Ceding Company’s pertinent papers relating to the insurability of the risk. The Reinsurer shall give immediate consideration to a facultative application and as soon as possible notify the Ceding Company in writing by telegram, telex or facsimile transmission of its underwriting offer.

C.     The Reinsurer shall have no liability on a facultative submission by the Ceding Company until an offer to reinsure has been made by the Reinsurer and accepted in writing by the Ceding Company. The Reinsurer’s offer shall expire at the end of 120 (one hundred twenty) days from the date of the Reinsurer’s offer unless an earlier date is specified in the offer, or the date specified in the Reinsurer’s approval to extend their offer, or the date the Reinsurer receives notice from the Ceding Company of the withdrawal of their application. Subsequent to the sending of written notice of acceptance, the liability of the Reinsurer shall commence simultaneously with that of the Ceding Company.

D.    The liability of the Reinsurer for reinsurance ceded facultatively shall terminate simultaneously with that of the Ceding Company’s liability, or with the termination of reinsurance as specified in accordance with the provisions of ARTICLE IV: REINSURANCE PREMIUMS, PAYMENTS & REPORTS, ARTICLE IX: REDUCTIONS, or ARTICLE X: RETENTION INCREASES & RECAPTURE below.

E.     In no event shall the facultative reinsurance be in force and binding unless the insurance issued by the Ceding Company is in force and unless the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company was properly authorized to do business.

F.     The amount of facultative reinsurance in force under this Agreement shall be maintained in force without reduction so long as the amount of insurance carried by the Ceding Company on the life remains in force without reduction, except as provided below in ARTICLE IV for non-payment of reinsurance premium, and as provided below in ARTICLE IV: REINSURANCE PREMIUMS, PAYMENTS & REPORTS,N in ARTICLE IX: REDUCTIONS and in ARTICLE X: RETENTION INCREASES & RECAPTURE.

ARTICLE III: BASIS OF REINSURANCE

A.    Life insurance                                                                                                           .

B.     For the purpose of this agreement, except as noted below, the net amount at risk shall be the                                                                                                                                    .

C.     The amount at risk may be determined using actual cash values, account values, tabular values, or by other methods agreeable to the Ceding Company and the Reinsurer. SCHEDULE C: SPECIAL NET RISK CALCULATIONS defines special methods for calculating the net amount at risk different from paragraph B above.

ARTICLE IV: REINSURANCE PREMIUMS, PAYMENTS & REPORTS

A.    Premiums are payable monthly in advance on a variable net risk method for each reinsurance cession. However, the Ceding Company may choose to continue to pay its premium on an annual basis in advance and make appropriate financial accounting adjustments that may be required to properly reflect the change to a monthly payment mode. Such accounting adjustments must comply with generally acceptable accounting principles. Such payment for policies with anniversaries in any calendar month shall accompany the monthly statement as provided in this Article. Premiums shall be calculated by applying the premium rates per thousand to the net amount at risk as described in ARTICLE III: BASIS OF REINSURANCE. The premium rates per thousand are those specified in SCHEDULE D: REINSURANCE PREMIUM RATES. The rates in SCHEDULE D: REINSURANCE PREMIUM RATES shall apply to both automatic and facultative reinsurance.

B.     The

(i)                                                                                                                                    ,

(ii)        if                                                                                                                  and

(iii)      other

ARTICLE IV: REINSURANCE PREMIUMS, PAYMENTS & REPORTS

(Continued)

Other                                                                                                                                    .

C.     The Ceding Company and the Reinsurer agree that the terms of this reinsurance have been determined on the mutual assumption that Reinsurer will not be required to hold any amount of deficiency or other special statutory reserve amounts by virtue of the assurances provided in item B of this Article IV. Should the Reinsurer at any time be required to establish or maintain any such deficiency or other special reserve amounts, upon the Reinsurer’s written notice to the Ceding Company thereof, item B of this Article IV will be automatically modified and amended to strike and delete Subsection (iii) thereof.

D.    At the end of each month the Ceding Company shall prepare and send to the Reinsurer a statement, in substantial accord with SCHEDULE E: REINSURANCE REPORTS, reporting reinsurance premiums due on each new risk and for renewals of policies whose anniversary date falls within the reporting month. Any premium adjustments and refunds due because of terminations, reinstatements, reissues and other changes during the month shall also be listed. The reporting period is stated in SCHEDULE E: REINSURANCE REPORTS. New reinsurance shall be reported on the monthly report next following the time that the reinsured policy has been reported as delivered and paid for.

E.     The monthly statement shall be furnished to the Reinsurer within 45 days after the end of each month and shall be accompanied by payment of any net amount due the Reinsurer as shown on the statement. If any reinsurance premium is not paid within the allotted time, the Reinsurer has the right to terminate its liability on the reinsurance risks on the statement by giving 30 days written notice to the Ceding Company. At the close of the thirty- day period following the notice, the Reinsurer’s liability shall terminate for the aforementioned risks. Regardless of these terminations, the Ceding Company shall be liable to the Reinsurer for all unpaid reinsurance premiums earned by them. The Ceding Company agrees that it shall not force termination under the provisions of the paragraph to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

F.     Risks terminated under Section E above may be reinstated within sixty days after the effective date of termination by paying in full all of the unpaid reinsurance premiums for the risks in force prior to the termination. The Reinsurer shall not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement shall be the date on which the Reinsurer receives all required back premiums.

ARTICLE IV: REINSURANCE PREMIUMS, PAYMENTS & REPORTS

(Continued)

G.    The Ceding Company or the Reinsurer may exercise at any time the right to offset any undisputed debts or credits, liquidated or unliquidated, whether on account of premiums or otherwise, due from either party and their affiliates to the other under this Agreement or under any other reinsurance agreement between the two parties.

H.    All payments made in accordance with this Agreement are to be in United States currency (U.S. Dollars or USD).

ARTICLE V: EXPENSES

The Ceding Company shall pay the expense of all medical examinations, inspection fees, and other charges incurred in connection with the issuance of the insurance.

ARTICLE VI: PREMIUM TAX REIMBURSEMENT

The Reinsurer shall not reimburse the Ceding Company for any premium taxes.

ARTICLE VII: EXPERIENCE REFUNDS

Reinsurance under this Agreement shall not be eligible for an experience refund.

ARTICLE VIII: POLICY CHANGES

A.    The Ceding Company shall notify the Reinsurer of all policy terminations and changes that affect the reinsurance. Unearned reinsurance premiums on such terminations or changes shall be refunded.

B.     If any portion of the Ceding Company’s insurance risk is terminated, the reinsurance shall be reduced by a proportionate amount. If there are other reinsurers, each one shall share in the reduction according to its proportion of the total reinsurance.

C.     If a policy reinsured under this Agreement lapses to extended term or paid-up insurance, the Reinsurer shall share in an adjustment in the amount of reinsurance on the policy in the same proportion as the reinsurance amount had to the insurance amount immediately prior to the policy lapsing.

ARTICLE VIII: POLICY CHANGES

(Continued)

D.    If a portion of the insurance issued by the Ceding Company on a life reinsured hereunder is terminated, reinsurance on that life hereunder shall be reduced so as to restore, as far as possible, the retention level of the Ceding Company on the risk, provided, however, that the Ceding Company shall not assume on any policy being adjusted as provided in this Article an amount of insurance in excess of the greater of (1) its retention limit at the time of issue of that policy, and (2) the retention limit of that policy as already adjusted by the provisions of ARTICLE X: INCREASE IN RETENTION. The reduction in reinsurance shall first be applied to the reinsurance, if any, of the specific policy under which insurance terminated. The reinsurance of the Reinsurer shall be reduced by an amount which is in the same proportion of the amount of reduction so applied as the reinsurance of the Reinsurer bore to the total reinsurance of the policy. The balance, if any, of the reduction shall be applied to reinsurance of other policies on the life, the further reduction, if any, in the reinsurance of the Reinsurer again being determined on a proportional basis and shall be applied to policies in chronological order according to original policy dates.

E.     Reinsurance shall be reinstated automatically if the original insurance is reinstated according to the policy provisions and rules of the Ceding Company. The Ceding Company shall pay all back reinsurance premiums to the Reinsurer in the same manner as it received insurance premiums under the reinstated policy.

F.     Reinsurance shall be terminated on any policy where the net amount at risk reinsured is less than $1, as rounded to the nearest dollar.

G.    Term                                                                                                                                .

1.	.

a.
this Agreement.

b.
this Agreement.

ARTICLE VIII: POLICY CHANGES

(Continued)

2.

The                                                                                                                                    .

                                                                                                                 this Agreement.

H.       Unearned reinsurance premiums on terminations or changes shall be refunded to the Ceding Company. The premium payable to the Reinsurer or premium refunds due to the Ceding Company shall be based on the exact number of days of effective insurance coverage upon termination or other change.

I.        If the policy continues inforce without payment of premium during any days of grace pending its surrender, whether such continuance be as a result of a policy provision or a practice of the Ceding Company, the reinsurance shall also continue without payment of premium and shall terminate on the same date as the Ceding Company’s risk terminates.

ARTICLE IX: REDUCTIONS

A.    If a portion of the insurance issued by the Ceding Company on a life reinsured hereunder is terminated, reinsurance on that life hereunder shall be reduced so as to restore, as far as possible, the retention level of the Ceding Company on the risk, provided, however, that the Ceding Company shall not assume on any policy being adjusted as provided in this article an amount of insurance in excess of the greater of (1) its retention limit at the time of issue of that policy, and (2) the retention limit of that policy as already adjusted by the provisions of ARTICLE X: RETENTION INCREASES & RECAPTURE below. The reduction in reinsurance shall first be applied to the reinsurance, if any, of the specific policy under which insurance terminated. The reinsurance of the Reinsurer shall be reduced by an amount which is in the same proportion of the amount of reduction so applied as the reinsurance of the Reinsurer bore to the total reinsurance of the policy. The balance, if any, of the reduction shall be applied to reinsurance of other policies on the life, the further reduction, if any, in the reinsurance of the Reinsurer again being determined on a proportional basis and shall be applied to policies in chronological order according to original policy dates.

B.     The Reinsurer shall return to the Ceding Company any reinsurance premiums without interest thereon, paid to the Reinsurer for the period beyond the date of the reduction of reinsurance hereunder.

ARTICLE X: RETENTION INCREASES & RECAPTURE

A.       Retention Limit Changes

If the Ceding Company changes its maximum retention limits as applied to all or substantially all of the Company’s life insurance products then in force, it will provide the Reinsurer with written notice of the new maximum retention limits and the effective date.

B.       The Ceding Company may apply the new limits of retention to existing reinsurance and change its Participation Percentage on reinsurance in force in accordance with the following rules and according to the provision in SCHEDULE B: REINSURANCE LIMITS.

1.                                                                                           .

2. The Ceding Company’s initial Participation Percentage in either situation described in section (1) will be adjusted based on SCHEDULE I: RULES FOR DETERMINING QSP’s FOR GVUL, and SCHEDULE J: MASSMUTUAL GVUL REINSURANCE EXAMPLE. SCHEDULE J indicates an example for five (5) reinsurers, the same principles will apply should there be six (6) reinsurers.

3. The change in Participation Percentage will become effective on the policy anniversary date.

4. The new Participation Percentage must apply to all business for a given client reinsured under this Agreement to the extent that their concentration maximum at one location has not been breached.

C.

The                                                                                                                       :

C.1     The Ceding Company gives the Reinsurer irrevocable written notice of its intention to recapture within 90 days of the effective date of the maximum retention limit increase; and

C.2     Such                                                                                                                   ; and

C.3     The Ceding Company has maintained from the time the policy was issued, its full retention as set out in Schedule B for the plan and the insured’s classification; and

ARTICLE X: RETENTION INCREASES & RECAPTURE

(Continued)

C.4     The Ceding Company has applied its increased Retention Limits in a consistent manner to all categories of its Retention Limits set out in Schedule B unless otherwise agreed to by the Reinsurer; and

C.5     Other than as respects bona fide catastrophe or financial reinsurance arrangements, the Ceding Company will retain all risks so recaptured and is prohibited from ceding in any form any of the recaptured business without the Reinsurer’s prior written consent.

D.       In applying its increased Retention Limits to Reinsured Policies, the age and mortality rating at the time of issue will be used to determine the amount of the Ceding Company’s increased maximum retention. The amount of reinsurance eligible for recapture is based on the reinsurance net amount at risk as of the date of recapture. If there is reinsurance with other companies on risks eligible for recapture, the necessary reduction is to be applied pro rata to the total outstanding reinsurance.

E.       The Ceding Company may not revoke its election to recapture for Reinsured Policies becoming eligible at future anniversaries.

F.       No recapture of Reinsured Policies will occur if the Ceding Company has either obtained or increased stop loss reinsurance coverage as justification for the increase in maximum retention.

G.       If there is a Waiver of Premium (W.P.) claim in effect when recapture takes place, the W.P. claim will stay in effect and the Reinsurer will continue to pay its share of the W.P. claim until it terminates. The Reinsurer will not be liable for any other benefits, including the basic life risks, which are eligible for recapture. All such eligible benefits will be recaptured as if there was no W.P. claim.

H.       The Reinsurer will not be liable, after the effective date of recapture, for any Reinsured Policies or portions of such Reinsured Policies eligible for recapture that the Ceding Company has overlooked. The Reinsurer will be liable only for a credit of the premiums, received after the recapture date, less any allowance.

I.        The terms and conditions for the Ceding Company to recapture in force Reinsured Policies due to the insolvency of the Reinsurer are set out in the Insolvency clause in Article XIV.

J.        If the Ceding Company transfers business which is reinsured under this Agreement to a successor company, then the successor company has the option to recapture the reinsurance, in accordance with the recapture criteria outlined in this Article, only if the successor company has or adopts a higher retention limit than the Ceding Company.

ARTICLE XI: CLAIMS

A.    The Ceding Company shall send to the Reinsurer copies of the proofs of claim, and any other information the Ceding Company may possess pertinent to the claim. The Reinsurer may request any additional documents it deems necessary to the determination of liability for the claim.

ARTICLE XI: CLAIMS

(Continued)

B.     The Reinsurer, upon receipt of the claim papers, shall make payment in settlement of the reinsurance under a claim approved and paid by the Ceding company for a reinsured risk hereunder. Provided there is no existing breach of this Agreement by the Ceding Company, the Reinsurer will be liable to the Ceding Company for the benefits reinsured and the reinsurance will not exceed the Ceding Company’s contractual liability based on its normal practices less the amount retained.

C.     The Ceding Company will notify the Reinsurer of its intention to contest, compromise or litigate a claim involving a reinsured policy. The Ceding Company will also provide the Reinsurer prompt notice of any legal proceedings initiated against the Ceding Company in response to its denial of a claim on a reinsured policy. The reinsurer may decline to be a party to the contest, compromise, or litigation involved on a claim, in which case it shall pay the full amount of its share of the claim to the Ceding Company. In such case, the reinsurer shall not share in any expense involved in such contest, compromise, or litigation, nor in any reduction in claim resulting therefrom.

D.    If a claim is contested or denied, the Ceding Company will notify all reinsurers and provide the claim file to each reinsurer. The Reinsurer must make a concerted effort to respond with the final claims decision regarding contestable claims within three business days from the business day in which the claims information was sent from the Ceding Company.

E.     Unless it has previously released its liability, the Reinsurer shall share in the expense of any contest or compromise of a claim in the same proportion that the net amount at risk reinsured with the Reinsurer bears to the total net risk of the Ceding Company under all policies on that life being contested or compromised by the Ceding Company and shall share in the total amount of any reduction in liability in the same proportion The Reinsurer will pay its share of reasonable investigation and legal expenses incurred in adjudicating or litigating the claim. The Reinsurer will not be liable for any portion of any routine investigative or administrative expenses incidental to the settlement of claims (such as compensation of salaried employees) which are incurred by the Ceding Company; nor for any expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that the Ceding Company admits are payable.

F.     In the event of an increase or reduction in the amount of the Ceding Company’s insurance on any policy reinsured hereunder because of a misstatement of age or sex being established after the death of the insured, the Ceding Company and the Reinsurer shall share in such increase or reduction in proportion to their respective amounts at risk under such policy.

G.    The Reinsurer shall reimburse the Ceding Company for its proportionate share of any interest paid on claims by the Ceding Company for the period preceding the Reinsurer’s payment of its share of the claim. Interest shall be calculated from the date of death to the date of remittance to the beneficiary.

H.    On claims paid by the Reinsurer, if the period of time between when the Ceding Company pays the claim and the Reinsurer reimburses the Ceding Company (provided the Reinsurer has received satisfactory claims proof) exceeds sixty (60) days, the Ceding Company reserves the right to charge

ARTICLE XI: CLAIMS

(Continued)

interest (at the prime rate published in the Eastern Edition of the Wall Street Journal on the date the Ceding Company pays the claim) from the day the Ceding Company paid the claim to the day the Reinsurers reimburses the Ceding Company. The Ceding Company will promptly provide the Reinsurer with all further reports and information reasonably requested by the Reinsurer for its consideration of any claim on a reinsured policy.

I.      In no event shall the Reinsurer participate in extra-contractual damages, such as punitive or compensatory damages, awarded against the Ceding Company as the result of an act, omission, or course of conduct committed by the Ceding Company in connection with the reinsurance under this Agreement. The Reinsurer is not liable for extra-contractual damages unless it concurred in writing and in advance with the actions of the Ceding Company which ultimately led to the imposition of the extra-contractual damages. In such situations, the Ceding Company and the Reinsurer will share in extra-contractual damages, in equitable proportions, but all factors being equal, the division of any such assessments would be in proportion to the total risk accepted by each party for the plan of insurance involved.

J.      Notwithstanding anything stated herein, this Agreement will not apply to any extra-contractual damages incurred by the Ceding Company as a result of any negligence, fraud or wrong doing by any employee or officer of the Ceding Company or an agent representing the Ceding Company.

ARTICLE XII: INSPECTION OF RECORDS

The Reinsurer, or its duly appointed representatives, will have access to the records of the Ceding Company concerning the business reinsured hereunder for the purpose of inspecting, auditing and photocopying those records. Such access will be provided only upon reasonable notice to the Ceding Company, at the office of the Ceding Company and will be during reasonable business hours. Provided there is business in force under this Agreement, the Reinsurer’s right of access as specified above will survive the term of the Agreement.

ARTICLE XIII: ERRORS AND OMISSIONS

A.       Any                                                                                                                       .

B.       This provision                                                                                                           .

ARTICLE XIII: ERRORS AND OMISSIONS

(Continued)

C.       The                                                                                                                        Company.

D.       If                                                                                                                                 only.

E.       Any                                                                                                                                    .

ARTICLE XIV: INSOLVENCY

A.    In the event of insolvency of the Ceding Company, the Reinsurer’s liability for claims shall continue to be in accordance with the terms of this Agreement. Payment of reinsurance claims shall be made directly to the liquidator, receiver or statutory successor of the Ceding Company without diminution because of the insolvency of the Ceding Company.

B.     In the event of insolvency of the Ceding Company, the liquidator, receiver or statutory successor shall give the Reinsurer written notice of any pending claim and the Reinsurer may, at its own expense, investigate the claim and interpose any defense that it deems available to the ceding Company or its liquidator, receiver or statutory successor. If the Ceding Company benefits from the defense undertaken by the Reinsurer, an equitable share of the expenses incurred by the Reinsurer shall be chargeable to the Ceding Company as a part of the expense of the liquidation.

C.     In                                                                                                                                . Written notice of such termination and the date shall be given to the Reinsurer by the Ceding Company. For the purpose of this Agreement, the Reinsurer shall be considered insolvent when it:

1.     Applies for or consents to the appointment of a receiver, trustee, or liquidator of its properties of assets; or

2.     Makes                                                     ; or

3.     Is adjudicated as bankrupt or insolvent; or

ARTICLE XIV: INSOLVENCY

(Continued)

4.     Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors, or takes advantage of any bankruptcy, dissolution, liquidation, or similar law or statute; or

5.     Becomes the subject of an order to rehabilitate or to liquidate as defined by the insurance code of the jurisdiction of domicile of the Reinsurer.

D.    Any                                                                                                                                                    .

ARTICLE XV: WAIVERS AND AMENDMENTS

Any term or condition of this Agreement may be waived at any time by the party that is entitled to its benefit. Such a waiver must be in writing and must be executed by an executive officer of such party. A waiver on one occasion shall not be deemed to be a waiver of the same or any other term or condition on a future occasion. The waiver of any party of any breach of any provision of this Agreement or the failure of either party at any time to enforce any right or remedy available to it under this Agreement, with respect to any breach or failure by the party, shall not be considered to be a waiver of such right or remedy with respect to any other prior, concurrent or subsequent breach or failure. This Agreement may be modified or amended only by a writing duly executed by the party to be bound.

    ARTICLE XVI: DAC TAX ELECTION

The Ceding Company and the Reinsurer make election pursuant to Section 1.8482(g)(8) of the Income Tax Regulations issued December 1992, under Section 848 of the Internal Revenue Code of 1986, as amended, and agree to the terms stipulated in SCHEDULE H: DAC TAX SCHEDULE.

ARTICLE XVII: SEVERABILITY

If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or if determined by a court of competent jurisdiction to be unenforceable, and if the rights or obligations of the parties under this Agreement shall not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by illegal, invalid or unenforceable provisions or by its severance from this Agreement.

ARTICLE XVIII: TERMINATION OF AGREEMENT

A.    This Agreement may be terminated with respect to new reinsurance by either party giving written notice to the other at least one hundred and fifty (150) days prior to date such termination shall become effective.

B.     The termination shall become effective on the date specified in the written notice, but not less than one hundred and fifty (150) days after written notice is given unless both parties agree to an earlier termination date. The Ceding Company shall continue to submit and the Reinsurer shall continue to accept business under the provisions of this Agreement during the period between the date of written notice and the effective date of termination. The provisions of this agreement shall continue to apply after the effective date of termination to all reinsurance that is in force under this Agreement on the effective date of termination.

ARTICLE XIX: GRAMM-LEACH— BLILEY PRIVACY REQUIREMENTS

The Ceding Company and Reinsurer are “financial institutions” as that term is used in Title V of the Gramm-Leach-Bliley Act. The Parties may, from time to time, come into possession of “non-public personal information” as defined in Title V of the Gramm-Leach-Bliley Act. The “non-public personal information” may be transmitted by either the Ceding Company or Reinsurer to the other in accordance with the transmitting party’s then current privacy policy and practices, in order to allow the other party to perform pursuant to this Agreement. During the continuation of this Agreement and after its termination, the Ceding Company or Reinsurer shall at all times use reasonable care to maintain the confidentiality of the “non-public personal information” and shall not make any use of the “non-public personal information” beyond the purpose for which it was disclosed. The Ceding Company and Reinsurer agree that they shall not transfer information to a third party, except as provided in this Agreement and as permitted by Title V of the Gramm-Leach-Bliley Act, such permission including, but not limited to, disclosure of Information if required by applicable federal, state or local legal requirement, order of a court of competent jurisdiction, properly authorized civil, criminal or regulatory investigation, or subpoena by federal, state or local authorities. The Ceding Company and Reinsurer agree that the Reinsurer may need to transfer “non-public personal information” to third party reinsurers for the purpose of obtaining reinsurance on risks subject to this Agreement. The Reinsurer shall obtain agreements from any such third party reinsurers that require the third party reinsurers to use reasonable care to maintain the confidentiality of the “non-public personal information”.

ARTICLE XX – DISCLOSURE OF MATERIAL CHANGES

A.       Each party represents and warrants to the other party that it is solvent on a statutory basis in all states in which it does business or is licensed. Each party will promptly notify the other if it is subsequently financially impaired.

B.       The Reinsurer and the Ceding Company have entered into this Agreement in reliance upon each other’s representations and warranties. The Ceding Company will disclose all matters, which it is aware of, that are material to this Agreement. Material for purposes of this Article will mean information that a prudent actuary would consider as reasonably likely to negatively impact the Reinsurer’s profitability to an extent that would reasonably require a change in terms of the Agreement. Examples of such matters are a change in distribution, issue practices, underwriting or claims practices. The Ceding Company’s failure to disclose a non-material matter will have no impact under this Agreement.

C.       The Reinsurer will have the right to accept in writing any material change as applied to a Policy before accepting any liability with respect to these Policies. The parties will attempt to negotiate the necessary revisions to the Agreement to continue to provide reinsurance with respect to the Policies affected by the material change. Any outsourcing by the Ceding Company of material functions concerning the Policies will be deemed material. The Company will secure the reinsurer’s right to audit any outsourcing of any material Ceding Company functions concerning the Policies.

ARTICLE XXI: NOTICE

Any notice and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when (i) mailed by United States registered or certified mail, return receipt requested, or mailed by overnight express mail, (ii) sent by facsimile transmission, followed by confirmation mailed by first class mail or overnight express mail, or (iii) delivered in person to the parties at the following addresses:

If to the Ceding Company:

MML Bay State Life Insurance Company

140 Garden Street

Hartford, CT 06154

Attention: Reinsurance Officer

C.M. Life Insurance Company

140 Garden Street

Hartford, CT 06154

Attention:  Reinsurance Officer

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, MA 01111

Attention: Reinsurance Officer

If to the Reinsurer:

Swiss Re Life & Health America Inc.

175 King Street

Armonk, NY 10504

Attention: Reinsurance Officer

Either party may change the names or addresses where notice is given by providing notice to the other party of such change in accordance with this Article.

ARTICLE XXII: ARBITRATION

A.       To initiate arbitration, either party shall notify the other party by Certified Mail of its desire to arbitrate, stating the nature of the dispute and the remedy sought. The party to which the notice is sent shall respond to the notification in writing within thirty (30) days of its receipt.

B.       Any interpretation of this Agreement shall be based on business practices and equity rather than strict law, but shall not disregard the express terms of this Agreement

C.       Disagreements between the Ceding Company and the Reinsurer shall be submitted to three arbitrators who must be past or present officers of other life insurance companies. The Reinsurer and the Ceding Company shall each appoint one arbitrator and the third shall be selected by these two arbitrators. In the event that either contracting company should fail to choose an arbitrator within thirty (30) days after the other contracting company has given notice of its arbitrator appointment, that contracting company may choose two arbitrators who shall, in turn, choose a third arbitrator before entering arbitration. If                                                              .

D.       Once                                                                                                                                                .

E.       The losing party shall pay all costs of arbitration. Either party may reduce the decision to judgment before any court of competent jurisdiction.

ARTICLE XXIII: GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of Massachusetts.

ARTICLE XXIV: HEADINGS

The headings to this Agreement have been inserted for convenience and do not constitute matter to be construed or interpreted in connection with this Agreement.

ARTICLE XXV: PARTIES TO AGREEMENT

A.       This Agreement is for indemnity reinsurance solely between the Ceding Company and the Reinsurer. There is no third party beneficiary to this Agreement. Reinsurance under this Agreement shall not create any right nor legal relationship between the Reinsurer and any other person, for example, any insured, policy owner, agent, beneficiary, assignee, or other reinsurer. The ceding Company agrees that it shall not make the Reinsurer a party to any litigation between any such third party and the Ceding Company. In order to accomplish these ends, the Ceding Company and the Reinsurer shall not intentionally disclose the other’s name in company authorized communications to these third parties with regard to the agreements or transactions that are between the Ceding Company and the Reinsurer, unless the Ceding Company or the

ARTICLE XXV: PARTIES TO AGREEMENT

(Continued)

Reinsurer gives prior approval for use of its name or if either the Reinsurer or Ceding Company is ordered by any local, federal or international court or regulator/regulatory body or through any arbitration/mediation/negotiation or discovery process to provide such information.

B.       The terms of this Agreement are binding upon the parties, their representatives, successors, conservators, liquidators, receivers, statutory successors and assigns. The parties of this Agreement are bound by ongoing and continuing obligations and liabilities under the later of: this Agreement terminates, or the underlying policies are no longer inforce. This Agreement shall not be bifurcated, entirely or partially assigned, or entirely or partially assumed.

C.       This Agreement does not create a legal partnership.

ARTICLE XXVI: AGREEMENT

This Agreement represents the entire contract between the Ceding Company and the Reinsurer and supersedes any prior oral or written agreements with respect to its subject.

ARTICLE XXVII: CONFIDENTIALITY

The terms of this agreement are confidential. Nothing contained herein, including information relating to pricing, may be disclosed to any third party, including other insurers or reinsurers, without the Reinsurer’s prior written consent.

SCHEDULE A – ACCEPTED COVERAGES

Issuing Companies: Policies issued by the MML Bay State Life Insurance Company of Hartford, Connecticut, C.M. Life Insurance Company of Hartford, Connecticut, or Massachusetts Mutual Life Insurance Company of Springfield, Massachusetts, may be reinsured under this Agreement.

Type of Business:                                                                                                                        Agreement.

Plans of Insurance:                                                                                                                                .

Eligible Policies:                                                                                                                                        .

                                                                                                                                                                limit.

Lead Underwriting Reinsurer: RGA Reinsurance Company shall be the Lead Underwriting Reinsurer for all business issued under this Agreement.

Duties and function of the Lead Underwriting Reinsurer:

In the circumstance that an individual case deviation from the guidelines in the underwriting manual occurs, the Lead Underwriting Reinsurer’s approval is the deciding factor in determining the acceptance of each deviation, and the Reinsurer in this Agreement must follow the Lead Underwriting Reinsurer’s decision.

In the circumstance that the underwriting manual is modified, either in whole or in part, any such modification will be reviewed with and approved by the Reinsurer of this Agreement and all pool members. The Reinsurer may accept the modification by an amendment to this Agreement.

SCHEDULE B: REINSURANCE LIMITS Basis of Reinsurance: . For purposes of this Agreement, . * % for age and later and also for lives ** % for age and later and also for .

Ceding

Issue Ages:
Underwriting type	Issue Ages

SCHEDULE C: SPECIAL NET RISK CALCULATIONS

1.     For the Ceding Company’s Universal Life type and Variable Life type plans, the net amount at risk shall be the death benefit less the policy account value applied as indicated in this subsection.

2.     The methods of calculating the net amount at risk described above may not be appropriate under a given plan of insurance. In such cases the net amount at risk shall be a method that is mutually agreeable to both parties.

SCHEDULE D: REINSURANCE PREMIUM RATES Premiums for Standard Risks (Currency – U.S. Dollars) The : % % % The Policy Fees: No policy fees shall be paid under this Agreement.

Base Rate Table
.

For for
.

Base Rate Table	Monthly Rate Per $1000 of Amount at Risk	k

SCHEDULE E: REINSURANCE REPORTS

Reinsurance shall be self-administered by the Ceding Company. The Ceding Company shall maintain up-to-date records on business under the Agreement for reporting new issues, renewals, deaths, lapses and other adjustments on each reinsured policy or rider and shall provide reports to the Reinsurer subsequent to the close of each reporting period. The reporting period shall be monthly. The reports shall consist of sufficient detail for the Reinsurer to determine its amount of risk on reinsured policies and riders and to verify reinsurance premiums. Reports provided shall be the following:

Bordereau Detail Reports:

New business and change reports shall be provided to the Reinsurer on a bordereau basis and include the following items:

Policy Number	Joint Life Information
Name of the Insured	Policy Face Amount
Sex	Reinsurance Amount(s) Issued
Date of Birth	Retained Amount
Issue Age	Reinsurance Net Amount at Risk
Policy Date	Death Benefit Option
Policy Year	Reinsurance Premiums
Policy Duration	Reinsurance Commission or Allowances
Transaction Type*	Policy Fee
Transaction Effective Date	Premium Taxes Reimbursed
Table Rating	Cash Values Reimbursed
Flat Extra Amount and Duration	Dividends Reimbursed
Plan Name or Code	Net Amount due the Reinsurer or the Ceding Co.
Underwriting Classification
* Transaction codes may be used to identify policy activity affecting reinsurance including new reinsurance issued, continuation of coverage, and policy movements or changes such as:

Not Takens	Decrease in Amount
Surrender	Cancellation of Reinsurance
Lapse	Recapture
Reinstatement	Death
Conversion	Expiration
Exchange	Other Changes
Increase in Amount
Separate listings shall be provided for new issues, renewals, terminations, and other adjustments.

Schedule E – REINSURANCE REPORTS

(Continued)

Summary Reports

Summary reports shall be provided to the Reinsurer, which include appropriate subtotals and totals of premiums, commissions and allowances, and premium tax by reporting category and in total. Policy exhibit summaries shall also be provided to the Reinsurer showing the reinsured amounts at the beginning of the reporting period, any increases, decreases and terminations during the reporting period, and the reinsured amounts at the end of the reporting period.

Electronic Reporting

The Reinsurer may request receipt of reinsurance data from the Ceding Company via an electronic medium (magnetic tape, magnetic disk, or electronic data interchange) as shall be available to the Ceding Company. Monthly transaction data and quarterly inforce data is currently available on magnetic tape cartridges.

Note:    The detail and summary reports and the electronic forms shall be in either the standard TAI Reinsurance format or a modified TAI Reinsurance format. These formats shall be made available to the Reinsurer. Any changes to the format shall be communicated to the Reinsurer.

SCHEDULE F:

Background
This document .

Types of Cases

Cases .

Rate Philosophy

All	___________________________________________________________________________________________________________________________________________.

Within	________________________________________________________________________________________________________________________________________.

Table 1. shows	________________________________________________________________________________________________________________________________.

Table 1.

Participation g	Mandatory	Voluntary
i
_________________________	“ Rates:	_________________________ Rates:
_________________________	_________________________ .	_________________________

Definitions
—

The Process

The	_______________________________________________________:
	1.	________________________________________.
	2.	__________________________________.
	3.	_________________________________________________________.
	4.	_________________________________________.
	5.	_______________________________.
6__________________________.

The Process: 1. Gathering Case Information

The : — A , and — Group Census ~~~~~
The are: — included — — plan. — United States. Underwriting Worksheet~~~~~ The following information:

Worksheet

Today’s Date:	LCM Sales Person:

Group Name:	Industry:

Proposed Effective Date:	Agent or Broker Name:

Number of Insureds:	Plan eligibility:

Number of Insureds
1
2
3
4

Plan                                                                                                                           :

Is this case a replacement?

Are                                                                                                                                    .

Additional information:

~~                                                                      :

Underwriter Comments:

Underwriting Worksheet Fields ~~~~~

performed.

Plan

Additional information - - This is the

Actuarial

The Process: 2.

Case                                         :

—

—

—

—

—

—

—

—

Case                                                     ~~~~~

.

Exceptions	exceptions.

Regarding	reinsurer.

Historical Analysis ~~~~~

It is advisable	.

Guaranteed                                                          ~~~~~

This                                                                                                               :

    A

    A

    A

The                                                                                                                   :

    1.   $                                                                                         coverage

    2.

    3.   $

We also                                                                                                       .

If                                                                                                                                .

Age                                                      ~~~~~

The following                                                                                                   :

_________________________________

_____________________

_________________________________________________

_____________________________________________________________________

                                                                                                          )

These                                                                                                            exception.

Age / Face Amount Distribution Chart (Optional) ~~~~~

This is a chart :
1. .
2. .
3. .
4.
5. For Next.
6. A Next.
7. Choose .
8. Choose .
9. Choose .

Supplemental ~~~~~

met:
— plan
— plan
— The
— Participation
—
— The .
.

— With
—
—
—

~~~~~

In general .

.

Special ~~~~~

.

Participants .

Participants .

.

.

Any .

The Process: 3.

Before .
For example, :
• . • . • . • , etc.
The types them.

The Process: 4.

In order .
The Process: 5.

Once .

When this: • Always . • For . • When . • Example: For of: and
_______________________________ :

The Process: 6. form. The : — — — — — The The following : — — The

Schedule G	-	Facultative Submission Form

MassMutual		Application for
The Blue Chip Company		Facultative Reinsurance
Massachusetts Mutual Life Insurance Company
Springfield, MA 01111-0001

To:
First Insured’s Name	Birthdate	Age	Assigned Number
Second Insured’s Name	Birthdate	Age	Assigned Number
|	Life	|	MIB Codes to be Reported
Previous MassMutual insurance inforce

|	|
Inforce we retain with the parent or affiliate

|	|
New insurance now applied for

|	|
Of which we shall retain	|Is an application for reinsurance being |submitted elsewhere? Yes No
|	|
Reinsurance applied for	|Insp required | Yes No
|	|
The MIB pre-notification form has been given to this applicant and the proper authorization has been signed

UNDERWRITING DATA

1.	Insured #1	Insured # 2		Insured #1	Insured # 2

Application	__	__	MVR	__	__

Non-Medical	__	__	Financial Report	__	__

Medical Exam	__	__	Cover Letter	__	__

ECG	__	__	APS	__	__

X-ray	__	__	APS	__	__

Lab Report	__	__	APS	__	__

Specimen	__		__	APS	__	__

Inspection	__		__	APS	__	__

_____________	__		__	_____________	__	__

_____________	__		__	_____________	__	__

_____________	__		__	_____________	__	__

_____________	__		__	_____________	__	__

2. Reason for Submission:		Amount	Health		Rating Review

3. Comments: ________________________________________________________________________________________________________________________________________________

4. This transmission contains pages.
Signature & Title Date
_________________________________________________________________________________	Other

SCHEDULE H – DAC Tax Schedule

Treasury Regulation Section 1.848-2 (g) (8) Election. The CEDING COMPANY and the REINSURER hereby agree to the following pursuant to Treasury Regulation Section 1.848-2 (g) (8) of the Income Tax Regulations issued December, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective as of the execution date of the treaty and for all subsequent taxable years for which this Agreement remains in effect.

1.     The term “party” shall refer to either the CEDING COMPANY or the REINSURER as appropriate.

2.     The terms used in this Article are defined by reference to Treasury Regulation Section 1.848-2 in effect December 1992.

3.     The party with the net positive consideration (or gross premiums and other considerations as applicable) for this Agreement for each taxable year shall capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions’ limitation of Section 848 (c) of the Internal Revenue Code of 1986, as amended.

4.     Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

5.     The CEDING COMPANY shall submit a schedule to the REINSURER by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations shall be accompanied by a statement signed by an officer of the CEDING COMPANY stating that the CEDING COMPANY shall report such net consideration in its tax return for the preceding calendar year.

6.     The Parties will act in good faith to reach an agreement as to the correct amount of net consideration. The Ceding Company will provide supporting information reasonably requested by the Reinsurer. If Ceding Company and the Reinsurer reach agreement on an amount of net consideration, each Party shall report such amount in their respective tax returns for the previous calendar year

7.     The parties shall list the Agreement on the DAC Tax Schedule of their Federal Income Tax Return for the year in which the Agreement becomes effective, thereby specifying that the joint election herein has been made for the Reinsurance Agreement of which this Schedule is a part.

8.         The Ceding Company and the Reinsurer represent and warrant that they are subject to U.S. taxation under either the provisions of subchapter L of Chapter 1 or the provisions of subpart F of subchapter N of Chapter 1 of the Internal Revenue Code of 1986, as amended

SCHEDULE I: • For each : • • For each ) o o MassMutual • We • • • The . • As soon as the • At that point, any • This • At that . • These . Note the

SCHEDULE J:

Reinsurer	Max Risk	Available

A
B
C
D
E

   *                                                                                                                                        .

_________ Location	A	MM	B	C	D	E	Total	_______

SCHEDULE K:

__________________________________

The proposed                                                                                                    is as follows:

______________________________________________

It is proposed                                                                                                                                      .

The                                                                                                                                                , specifically:

Expected

The                                                                                                                                        .

A cumulative

Once                                                                                                                                             is as follows:

[                                                                                                              ]

The                                                                                                                                                                  .